Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GPC Biotech AG (the “Company”) on Form 20-F for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Bernd Seizinger, Chief Executive Officer of the Company, and Torsten Hombeck, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2008

/s/ Bernd Seizinger
Bernd Seizinger
Chief Executive Officer

/s/ Torsten Hombeck
Torsten Hombeck
Chief Financial Officer